Exhibit 99.2
Last updated 5/6/2010
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2010 and 2009

	3 Months Ended March
Line	2010	2009	Incr (Decr)

EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1 Arizona Public Service	$16	$(10)	$26
2 APS Energy Services	—	(1)	1
3 SunCor	(21)	(221)	200
4 El Dorado	—	(6)	6
5 Parent Company	4	77	(73)

6 Income From Continuing Operations	(1)	(161)	160

Income (Loss) From Discontinued Operations — Net of Tax
7 SunCor	—	(8)	8
8 Other	—	3	(3)

9 Total	—	(5)	5

10 Net Income	(1)	(166)	165

11 Less: Net Income (Loss) Attributable to Noncontrolling Interests	5	(9)	14

12 Net Income Attributable to Common Shareholders	$(6)	$(157)	$151

EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

13 Arizona Public Service	$0.16	$(0.11)	$0.27
14 APS Energy Services	—	(0.01)	0.01
15 SunCor	(0.20)	(2.19)	1.99
16 El Dorado	—	(0.06)	0.06
17 Parent Company	0.03	0.78	(0.75)

18 Income From Continuing Operations	(0.01)	(1.59)	1.58

Income (Loss) From Discontinued Operations — Net of Tax
19 SunCor	—	(0.08)	0.08
20 Other	—	0.03	(0.03)

21 Total	—	(0.05)	0.05

22 Net Income	(0.01)	(1.64)	1.63

23 Less: Net Income (Loss) Attributable to Noncontrolling Interests	0.05	(0.09)	0.14

24 Net Income Attributable to Common Shareholders	$(0.06)	$(1.55)	$1.49

25 BOOK VALUE PER SHARE	$31.65	$31.29	$0.36

COMMON SHARES OUTSTANDING (Thousands)
26 Average — Diluted	101,474	100,986	488
27 End of Period	101,534	101,074	460
See Glossary of Terms.

Last updated 5/6/2010
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2010 and 2009

	3 Months Ended March
Line	2010	2009	Incr (Decr)

ELECTRIC OPERATING REVENUES (Dollars in Millions)

REGULATED ELECTRICITY SEGMENT
Retail
28 Residential	$267	$256	$11
29 Business	289	298	(9)

30 Total retail	556	554	2
Wholesale revenue on delivered electricity
31 Traditional contracts	18	11	7
32 Off-system sales	16	22	(6)
33 Transmission for others	8	7	1
34 Other miscellaneous services	13	9	4

35 Total regulated operating electricity revenues	611	603	9

MARKETING AND TRADING
36 Electricity and other commodity sales	—	—	—

37 Total operating electric revenues	$611	$603	$9

ELECTRIC SALES (GWH)

REGULATED ELECTRICITY SEGMENT
Retail sales
38 Residential	2,575	2,499	76
39 Business	3,167	3,260	(93)

40 Total retail	5,742	5,759	(17)
Wholesale electricity delivered
41 Traditional contracts	156	165	(9)
42 Off-system sales	609	697	(88)
43 Retail load hedge management	201	152	49

44 Total regulated electricity	6,708	6,773	(65)

MARKETING AND TRADING
45 Wholesale sales of electricity	—	—	—

46 Total electric sales	6,708	6,773	(65)

POWER SUPPLY ADJUSTOR (“PSA”) — REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47 Deferred fuel and purchased power regulatory asset — beginning balance	$(87)	$8	$(95)
48 Deferred fuel and purchased power costs — current period	(44)	(28)	(16)
49 Interest on deferred fuel	—	—	—
50 Amounts recovered through revenues	26	(29)	55

51 Deferred fuel and purchased power regulatory asset — ending balance	$(105)	$(49)	$(56)

See Glossary of Terms.

Last updated 5/6/2010
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2010 and 2009

	3 Months Ended March
Line	2010	2009	Incr (Decr)

AVERAGE ELECTRIC CUSTOMERS

Retail customers
52 Residential	995,053	988,675	6,378
53 Business	125,397	125,111	286

54 Total	1,120,450	1,113,786	6,664
55 Wholesale customers	51	50	1

56 Total customers	1,120,501	1,113,836	6,665

57 Customer growth (% over prior year)	0.6%	0.8%	(0.2)%

RETAIL SALES (GWH) — WEATHER NORMALIZED

58 Residential	2,554	2,586	(32)
59 Business	3,196	3,261	(65)

60 Total	5,750	5,847	(97)

RETAIL USAGE (KWh/Average Customer)

61 Residential	2,588	2,528	60
62 Business	25,255	26,057	(802)

RETAIL USAGE — WEATHER NORMALIZED (KWh/Average Customer)

63 Residential	2,567	2,616	(49)
64 Business	25,489	26,065	(576)

ELECTRICITY DEMAND (MW)

65 Native load peak demand	3,952	4,023	(71)

WEATHER INDICATORS

Actual
66 Cooling degree-days	42	104	(62)
67 Heating degree-days	501	383	118
68 Average humidity	34%	35%	(1)%

10-Year Averages
69 Cooling degree-days	94	94	—
70 Heating degree-days	502	502	—
71 Average humidity	41%	41%	0%
See Glossary of Terms.

Last updated 5/6/2010
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2010 and 2009

	3 Months Ended March
Line	2010	2009	Incr (Decr)

ENERGY SOURCES (GWH)

Generation production
72 Nuclear	2,365	2,493	(128)
73 Coal	3,007	2,951	56
74 Gas, oil and other	816	1,025	(209)

75 Total generation production	6,188	6,469	(281)

Purchased power
76 Firm load	471	508	(37)
77 Marketing and trading	421	260	161

78 Total purchased power	892	768	124

79 Total energy sources	7,080	7,237	(157)

POWER PLANT PERFORMANCE

Capacity Factors
80 Nuclear	96%	101%	(5)%
81 Coal	80%	78%	2%
82 Gas, oil and other	11%	14%	(3)%
83 System average	46%	48%	(2)%

ECONOMIC INDICATORS

Building Permits — Metro Phoenix (a)
84 Single-family	1,149	837	312
85 Multi-family	253	539	(286)

86 Total	1,402	1,376	26

Arizona Job Growth (b)
87 Payroll job growth (% over prior year)	(4.4)%	(6.5)%	2.1%
88 Unemployment rate (%, seasonally adjusted)	9.4%	8.3%	1.1%

Sources:

(a)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(b)	Arizona Department of Economic Security
See Glossary of Terms.